UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 18, 2005

Date of report (Date of earliest event reported)

PepsiAmericas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15019	13-6167838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Dain Rauscher Plaza
60 South Sixth Street
Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(612) 661-3883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Nolan Separation Agreement and Release

On February 18, 2005, we entered into a separation agreement and release with James W. Nolan, a “named executive officer” as such term is defined by Item 402(a)(3) of Regulation S-K.

Pursuant to such agreement, Mr. Nolan resigned from his officer position at our company effective February 18, 2005, and will resign as an employee of our company effective March 4, 2005.  He agreed, for a period of 18 months, not to cause any entity with which he is employed, or its affiliated entities, to divert, solicit, hire or employ any of our executive officers or certain of our other employees.  He agreed, for a period of one year, not to engage in or be interested in a U.S. business that generates more than 20% of its annual revenue from any combination of the manufacture, sale or distribution of carbonated soft drinks.  Further, he agreed to hold in confidence any trade secret belonging to or relating to our company.  He will receive his salary through March 4, 2005, and his full bonus ($355,459) under our Annual Incentive Plan for service to the company during 2004.  The stock options scheduled to vest in February 2005 will do so and he will have the right to exercise those vested stock options at any time prior to March 4, 2005.  The restrictions scheduled to lapse on his restricted stock awards in February 2005 will do so, thereby entitling him to unrestricted ownership of such shares.  The agreement further provided for a release of claims by Mr. Nolan and other terms and conditions customary for agreements of this nature.

The separation agreement, which appears as Exhibit 10.1 to this report, is incorporated by reference in response to this Item 1.01.

Amendment to 2000 Stock Incentive Plan

On February 24, 2005, the Management Resources and Compensation Committee of the Board of Directors approved Amendment No. 3 to our 2000 Stock Incentive Plan.  Pursuant to this amendment, the definition of “restricted stock award” was revised to include a restricted stock unit award, which is any award of the right to receive a cash payment equal to fair market value of common stock upon the occurrence of some future event.

Amendment No. 3 to the 2000 Stock Incentive Plan, which appears as Exhibit 10.2 to this report, is incorporated by reference in response to this Item 1.01.

Restricted Stock Award, Restricted Unit Award and Stock Option Agreements

From time to time, the Management Resources and Compensation Committee of the Board of Directors has granted awards under various benefit plans to employees, including “named executive officers” as such term is defined by Item 402(a)(3) of Regulation S-K.  In particular, this Committee has issued awards of the following types under the following benefit plans:

Benefit Plan	Type of Award
2000 Stock Incentive Plan	Restricted Stock Award
2000 Stock Incentive Plan	Restricted Stock Unit Award
2000 Stock Incentive Plan	Nonqualified Stock Option
1999 Stock Option Plan	Incentive Stock Option
Revised Stock Incentive Plan	Restricted Stock Award
Revised Stock Incentive Plan	Nonqualified Stock Option
Pepsi-Cola Puerto Rico Bottling Company Non-Qualified Stock Option Plan	Stock Option Agreement
Pepsi-Cola Puerto Rico Bottling Company Qualified Stock Option Plan	Stock Option Agreement
1982 Stock Option, Restricted Stock Award and Performance Award Plan	Nonqualified Stock Option
1982 Stock Option, Restricted Stock Award and Performance Award Plan	Incentive Stock Option

The forms of the foregoing agreements, which appear as Exhibit 10.3 to Exhibit 10.12 to this report, are incorporated by reference in response to this Item 1.01.  Although the amount of each award varies, each award recipient receives the same form of agreement.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(d)           On February 23, 2005, the Board of Directors, upon recommendation of the Governance, Finance and Nominating Committee, elected Cynthia Swanson as a new director.  Each of our directors is elected annually, by a plurality of the votes cast, to serve until the next annual meeting of shareholders and until his or her respective successor is elected and duly qualified, or until his or her death, resignation or removal.  Ms. Swanson has not been appointed to serve on any Committees because she is not an “independent” director.

Ms. Swanson was recommended to the Committee by PepsiCo.  PepsiCo beneficially owns approximately 41% of our outstanding common stock.  Ms. Swanson is Vice President, Global

Mergers & Acquisitions, of PepsiCo.  Matthew M. McKenna, another one of our directors, is Senior Vice President, Finance, of PepsiCo.

There are no arrangements or understandings between Ms. Swanson and any other person pursuant to which Ms. Swanson was elected as a director.  There are no transactions in which Ms. Swanson has an interest requiring disclosure under Item 404(a) of Regulation S-K.

ITEM 8.01                       OTHER EVENTS

On February 18, 2005, James W. Nolan resigned from his officer position at our company.  Mr. Nolan will resign as an employee of our company effective March 4, 2005.  Mr. Nolan, although not an officer for whom disclosure would be required under Item 5.02(b) of Form 8-K, served as our Executive Vice President, U.S. Operations.

On February 24, 2005, we announced that our Board of Directors declared a quarterly dividend of $0.085 per share on PepsiAmericas common stock.  The dividend is payable April 1, 2005, to shareholders of record on March 15, 2005.  As previously disclosed, the board reviews dividend policy on a quarterly basis.

ITEM 9.01                       FINANCIAL STATEMENTS AND EXHIBITS

(c)           See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiAmericas, Inc.

Date: February 25, 2005	By:	/s/ Brian D. Wenger
Brian D. Wenger
Secretary

EXHIBIT INDEX

10.1	Separation Agreement and Release by and between PepsiAmericas, Inc. and James W. Nolan, dated February 18, 2005.

10.2	Amendment No. 3 to the Company’s 2000 Stock Incentive Plan.

10.3	Form of Restricted Stock Award under Company’s 2000 Stock Incentive Plan.

10.4	Form of Restricted Stock Unit Award under the Company’s 2000 Stock Incentive Plan.

10.5	Form of Nonqualified Stock Option under the Company’s 2000 Stock Incentive Plan (incorporated by reference to our Registration Statement on Form S-8, filed on May 12, 2000 (File No. 333-36994)).

10.6	Form of Incentive Stock Option under the Company’s 1999 Stock Option Plan.

10.7	Form of Restricted Stock Award under the Company’s Revised Stock Incentive Plan.

10.8	Form of Nonqualified Stock Option under the Company’s Revised Stock Incentive Plan (incorporated by reference to our Quarterly Report on Form 10-Q, filed on August 17, 1999 (File No. 001-15019)).

10.9	Form of Stock Option Agreement under the Pepsi-Cola Puerto Rico Bottling Company Non-Qualified Stock Option Plan.

10.10	Form of Stock Option Agreement under the Pepsi-Cola Puerto Rico Bottling Company Qualified Stock Option Plan.

10.11

Form of Nonqualified Stock Option under the Company’s 1982 Stock Option, Restricted Stock Award and Performance Award Plan (incorporated by reference to our Quarterly Report on Form 10-Q, filed on August 17, 1999 (File No. 001-15019)).

10.12	Form of Incentive Stock Option under the Company’s 1982 Stock Option, Restricted Stock Award and Performance Award Plan.